THIRD AMENDMENT

                                 to that certain

            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

     This THIRD AMENDMENT (this "AMENDMENT"), dated as of August 22, 2005, to that certain Second Amended and Restated Credit and Security Agreement, dated as of January 2, 2004 (as amended by that certain First Amendment to that certain Second Amended and Restated Credit and Security Agreement, dated as of April 29, 2005, by that certain Second Amendment to that certain Second Amended and Restated Credit and Security Agreement, dated as of August 5, 2005, and as further modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"), among Columbus McKinnon Corporation, a corporation organized under the laws of New York (the "BORROWER"), Larco Industrial Services Ltd., a business corporation organized under the laws of the Province of Ontario, Columbus McKinnon Limited, a business corporation organized under the laws of Canada, the Guarantors from time to time party thereto, the Lenders from time to time party thereto (collectively, the "LENDERS"), Bank of America, N.A., as Administrative Agent for such Lenders (the "AGENT") and as Issuing Lender.

     WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. AMENDMENTS.

     (a) Section 7.9 of the Credit Agreement is hereby amended by adding the following text immediately following the text "Existing Indebtedness":

          ", a portion of the Existing Senior Subordinated Notes (solely to the extent permitted pursuant to Section 8.6(e))"

     (b) Section 8.6(e) of the Credit Agreement is hereby amended to read, in its entirety, as follows:

          "(e) prepayments of principal of the Existing Senior Subordinated Notes so long as (A) no Default shall have occurred or be continuing and no Default shall be caused thereby, (B) the Credit Parties shall be in compliance with each of the financial covenants set forth in
          Section 8.10 for the most recent applicable period ended prior to such payment, (C) the Fixed Charge Coverage Ratio for the period of two (2) quarters ending prior to such payment, calculated on a pro forma basis giving effect to the making of such payment of principal (as if such payment were made on the first day of such period and including the amount of such payment in clause (b)(ii) of the definition of "Fixed Charge Coverage Ratio" in the calculation of Fixed Charge Coverage

          Ratio as if they were scheduled or required payments) shall not be less than 1.25:1.00, and the Credit Parties shall deliver a Compliance Certificate prior to such payment demonstrating such Fixed Charge Coverage Ratio, (D) Domestic Excess Availability, calculated on a pro forma basis after giving effect to such payment shall not be less than $15,000,000, and the Agent shall have received a Borrowing Base Certificate demonstrating the same, (E) the number of days of average outstandings for the Borrower's accounts payable over the three (3) month period prior to such payment shall not exceed thirty five (35),
          (F) the Agent shall have received evidence that the Credit Parties have obtained all necessary consents from the holders of the Senior Notes with respect to such payment and shall have received a legal opinion, covering such matters relating to such payment as the Agent shall reasonably request, (G) the Credit Parties shall have closed a tender offer with respect to all Existing Senior Subordinated Notes that remain outstanding after giving effect to such payment, and (H) the aggregate amount of such prepayments shall not be greater than
          $145,000,000; PROVIDED THAT not more than $13,000,000 of such prepayments may be funded with the proceeds of Revolving Credit Loans.".

     3. AFFIRMATION AND ACKNOWLEDGMENT. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under the Credit Agreement as amended hereby. Each Guarantor hereby acknowledges and consents to this Amendment and agrees that its Guarantee remains in full force and effect, and each such Guarantor confirms and ratifies all of its Guarantee obligations under the Credit Agreement and the other Loan Documents. The Borrower and the Guarantors hereby confirm that the Obligations or Guarantee obligations under the Credit Agreement, as the case may be, are and remain secured pursuant to the Credit Agreement and the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower or such Guarantor, as security for the Obligations or Guarantee obligations under the Credit Agreement, as the case may be.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders as follows:

     (a) The execution and delivery by the Borrower and the Guarantors of this Amendment, and the performance by the Borrower and the Guarantors of their obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower and the Guarantors and, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and the Guarantors, and do not contravene any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or the Borrower's or any Guarantor's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower or any Guarantor.

     (b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights or general principles of equity and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment, the Credit Agreement, as amended hereby, or any pledge described herein.

     (d) The representations and warranties contained in Section 5 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

     (e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

     5. RATIFICATION, ETC. Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     6. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the Agent's receipt of this Amendment signed by the Borrower, the Guarantors, the Agent and the Required Lenders.

     7. COUNTERPARTS. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     8. DELIVERY BY FACSIMILE. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

     9. MISCELLANEOUS PROVISIONS.

     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

     (c) Pursuant to Section 11.3 of the Credit Agreement, all costs and expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating this Amendment, will be for the account of the Credit Parties whether or not this Amendment is consummated.

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


     IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.


                               BORROWER
                               --------

                               COLUMBUS MCKINNON CORPORATION

                               By:    /S/ Karen L. Howard
                                      ------------------------------------------
                               Name:  Karen L. Howard
                               Title: Vice President - Treasurer

                               CANADIAN BORROWERS
                               ------------------

                               LARCO INDUSTRIAL SERVICES LTD


                               By:    /S/ Karen L. Howard
                                      ------------------------------------------
                               Name:  Karen L. Howard
                               Title: Vice President

                               COLUMBUS MCKINNON LIMITED


                               By:    /S/ Karen L. Howard
                                      ------------------------------------------
                               Name:  Karen L. Howard
                               Title: Vice President

                               GUARANTORS
                               ----------

                               YALE INDUSTRIAL PRODUCTS, INC.


                               By:    /S/ Karen L. Howard
                                      ------------------------------------------
                               Name:  Karen L. Howard
                               Title: Vice President

                               CRANE EQUIPMENT & SERVICE, INC.


                               By:    /S/ Karen L. Howard
                                      ------------------------------------------
                               Name:  Karen L. Howard
                               Title: Vice President

                               AUDUBON EUROPE S.A.R.L.


                               By:    /S/ Timothy R. Harvey
                                      ------------------------------------------
                               Name:  Timothy R. Harvey
                               Title: Manager


                               By:    /S/ Romain Thillens
                                      ------------------------------------------
                               Name:  Romain Thillens
                               Title: Manager

                               BANK OF AMERICA, N.A.
                               as Administrative Agent

                               By:    /S/ Tamisha U. Eason
                                      ------------------------------------------
                               Name:  Tamisha U. Eason
                               Title: Agency Management Officer

                               BANK OF AMERICA, N.A.
                               as Lender, Issuing Lender, and Cash
                               Management Bank

                               By:    /S/ Colleen M. O'Brien
                                      ------------------------------------------
                               Name:  Colleen M. O'Brien
                               Title: Vice President

                               CHARTER ONE BANK, NATIONAL ASSOCIATION

                               By:    /S/ Jeffrey P. Kenefick
                                      ------------------------------------------
                               Name:  Jeffrey P. Kenefick
                               Title: Vice President

                               WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)


                               By:    /S/ Barry Felker
                                      ------------------------------------------
                               Name:  Barry Felker
                               Title: Associate

                               MANUFACTURERS AND TRADERS TRUST COMPANY


                               By:    /S/ Geoffrey R. Fenn
                                      ------------------------------------------
                               Name:  Geoffrey R. Fenn
                               Title: Administrative Vice President

                               MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL
                               LYNCH BUSINESS FINANCIAL SERVICES INC.


                               By:    /S/ Andrew C. Sepe
                                      ------------------------------------------
                               Name:  Andrew C. Sepe
                               Title: Vice President